UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2017 (May 23, 2017)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Compensatory Arrangement

(e)    On May 23, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Quanta Services, Inc. (the “Company” or “Quanta”) adopted the 2017 annual incentive plan for all corporate employees, the 2017 long-term incentive plan for senior leadership and the 2017 discretionary plan for all employees (collectively, the “Incentive Plan”). Under the Incentive Plan, certain employees of the Company, including all executive officers, are eligible to receive incentive compensation awards payable in cash, restricted stock units (“RSUs”) and/or performance units, and the Compensation Committee, based on recommendations of management, established specific target incentive amounts for the executive officers. All equity-based awards under the Incentive Plan will be made pursuant to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”) or other plans that may be approved from time to time by the Board or by stockholders as required.

Certain awards under the Incentive Plan are based on the achievement of annual or long-term performance metrics. The annual performance metrics for 2017 include EBITDA, EBITDA margin and safety. The long-term incentive performance metrics for the January 1, 2017 through December 31, 2019 performance period include return on invested capital, total shareholder return and capital efficiency.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan and the Omnibus Plan, copies of which are included as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and incorporated herein by reference.

Appointment and Transition of Certain Officers

(b)(c)    On May 24, 2017, the Board appointed Jerry K. Lemon as Chief Accounting Officer of the Company. The Chief Accounting Officer role was previously performed by Derrick A. Jensen, who remains the Chief Financial Officer of the Company. Bifurcation of the Chief Accounting Officer and Chief Financial Officer roles was deemed appropriate due to the increasing size and complexity of the Company’s accounting and finance functions.

Mr. Lemon, 57, has served as Vice President – Accounting of the Company since March 2017. Prior to joining Quanta, he served as Senior Vice President and Chief Financial Officer of the Energy, Infrastructure and Industrial Construction operating unit of AECOM, a publicly traded global infrastructure company, from October 2014 to November 2016, and as Senior Vice President and Chief Financial Officer of the Energy & Construction Division of URS Corporation, a publicly traded global engineering and construction services company, from November 2007 to October 2014. In both positions, Mr. Lemon had primary responsibility for the financial and accounting functions of the unit or division. He also served as Senior Vice President and Controller of Washington Group International, Inc., a publicly traded engineering and construction company, from October 2003 until November 2007, where he managed the company’s financial reporting function. Mr. Lemon also previously served as a partner for KPMG LLP and Arthur Andersen LLP, both public accounting firms. Mr. Lemon holds a Bachelor of Science in Accounting and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Lemon and any other person pursuant to which he was selected as an officer. Mr. Lemon has no family relationship with any director, executive officer, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Mr. Lemon and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Mr. Lemon was employed by the Company in March 2017 with an annual base salary of $400,000 and annual and long-term target incentive amounts each equal to 60% of his annual base salary. In addition, at that time he received a RSU award consisting of the number of RSUs equal to the number of shares of the Company’s common stock having a fair market value (based on the average of the closing prices of the Company’s common stock for the twenty consecutive trading days immediately preceding the date of grant) of $350,000, which shall vest in equal annual installments over a three-year period following the date of grant, subject to the terms of the award agreement. This award was made pursuant to the Omnibus Plan. As an executive officer, Mr. Lemon is entitled to participate in the Company’s annual and long-term incentive plans for senior leadership (described in further detail above), along with the Company’s nonqualified deferred compensation plan and other savings and retirement programs on the same terms generally applicable to other similarly situated officers. He is also entitled to receive coverage for himself and his dependents under the Company’s welfare benefit programs or the same terms generally applicable to other similarly situated officers and to receive reimbursement of certain expenses incurred during his employment.

Additionally, on May 24, 2017 Dale L. Querrey ceased to serve as President – Electric Power Division of the Company. He remains employed by the Company in a non-executive officer role.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    On May 24, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)    The final voting results for the items that were presented for stockholder approval, recommendation or ratification at the Annual Meeting are set forth below. These items related to each proposal described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 14, 2017. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class.

Election of Directors (Item 1)

The following nine director nominees were elected as directors of the Company to serve one-year terms expiring at the 2018 Annual Meeting of Stockholders. The vote totals for each director are set forth in the table below:

Nominee:	For	Against	Abstain	Broker Non-Votes
Earl C. Austin, Jr.	114,343,859	1,539,164	42,536	13,875,924
Doyle N. Beneby	114,649,120	1,240,271	36,168	13,875,924
J. Michal Conaway	114,489,322	1,399,406	36,831	13,875,924
Vincent D. Foster	95,844,256	20,044,462	36,841	13,875,924
Bernard Fried	113,280,469	2,608,554	36,536	13,875,924
Worthing F. Jackman	113,448,268	2,433,988	43,303	13,875,924
David M. McClanahan	114,647,959	1,240,669	36,931	13,875,924
Margaret B. Shannon	112,964,893	2,926,951	33,715	13,875,924
Pat Wood, III	108,934,892	6,952,705	37,962	13,875,924

Advisory Vote on Executive Compensation (Item 2)

The advisory resolution approving the Company’s executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
107,679,871	7,941,797	303,891	13,875,924

Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation (Item 3)

In the advisory vote on the frequency of future stockholder advisory votes on the Company’s executive compensation, votes were cast in favor of holding future advisory votes every year, every two years or every three years as set forth in the table below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
102,642,340	123,797	13,091,548	67,874	—

Ratification of Appointment of Independent Registered Public Accounting Firm (Item 4)

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
128,234,821	1,508,845	57,817	—

(d)    In accordance with the recommendation of the Board, the Company’s stockholders recommended, by advisory vote, a one-year frequency of future advisory votes on the Company’s executive compensation. In accordance with these results and its previous recommendation, the Board determined that future stockholder advisory votes on the Company’s executive compensation will be held every year until the next required advisory vote on the frequency of stockholder advisory votes on the Company’s executive compensation, which the Company expects to hold no later than its 2023 Annual Meeting of Stockholders.

Item 7.01	Regulation FD Disclosure.

On May 25, 2017, the Company issued a press release announcing that the Board authorized the Company to repurchase up to $300 million of its outstanding common stock through June 30, 2020. A copy of the press release, the text of which is incorporated into this Item 7.01 by reference, is furnished herewith as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Following the Annual Meeting, the Board appointed David M. McClanahan as independent Chairman of the Board, to serve as such until his successor is duly elected and qualified at the next annual meeting of the Board or until his earlier resignation or removal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1 *^	Quanta Services, Inc. 2017 Annual Incentive Plan – Corporate Employees, Quanta Services, Inc. 2017 Senior Leadership Long-Term Incentive Plan and Quanta Services, Inc. 2017 Discretionary Plan – All Employees

10.2 *	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

10.3 *	Amendment No. 1 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarter ended June 30, 2013 (No. 001-13831) filed August 9, 2013 and incorporated herein by reference)

10.4 *	Amendment No. 2 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2016 (No. 001-13831) filed August 8, 2016 and incorporated herein by reference)

99.1^	Press Release of Quanta Services, Inc. dated May 25, 2017

*	Management contract or compensatory plan or arrangement
^	Filed or furnished with this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2017	QUANTA SERVICES, INC.

	By:	/s/ Donald C. Wayne
		Name:	Donald C. Wayne
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1 *^	Quanta Services, Inc. 2017 Annual Incentive Plan – Corporate Employees, Quanta Services, Inc. 2017 Senior Leadership Long-Term Incentive Plan and Quanta Services, Inc. 2017 Discretionary Plan – All Employees

10.2 *	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

10.3 *	Amendment No. 1 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarter ended June 30, 2013 (No. 001-13831) filed August 9, 2013 and incorporated herein by reference)

10.4 *	Amendment No. 2 to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 10.1 to the Company’s Form 10-Q for the quarter ended June 30, 2016 (No. 001-13831) filed August 8, 2016 and incorporated herein by reference)

99.1^	Press Release of Quanta Services, Inc. dated May 25, 2017

*	Management contract or compensatory plan or arrangement
^	Filed or furnished with this Current Report on Form 8-K